SPAR INCENTIVE MARKETING, INC.



STIMULYS, Inc.                                                September 10, 2004
Performance Holdings, Inc.
2245 Keller Way
Carrollton, Texas 75006

Attention:  Mr. Thomas Hunter, President

  RE:   PAYOFF AND RELEASE UNDER REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT
        ------------------------------------------------------------------------

Gentlemen:

     You, STIMULYS, INC., a Delaware corporation formerly known as SPAR Performance Group, Inc. ("SI"), and PERFORMANCE HOLDINGS, INC., a Delaware corporation ("Holdings", and together with SI, each a "you" or "Loan Party" and collectively "you" or the "Loan Parties"), and we, SPAR INCENTIVE MARKETING, INC. ("we" or the "Lender"), are parties to a Revolving Credit, Guaranty and Security Agreement dated as of June 30, 2002 (as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Revolving Loan Agreement"), under which SI is the "Borrower" and Holdings is the "Guarantor", and pursuant to which SI issued its $2,000,000.00 Revolving Promissory Note (as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Revolving Note"). Capitalized terms and non-capitalized words and phrases used and not otherwise defined herein shall have the meanings respectively assigned to them in the Revolving Loan Agreement.

     The Loan Parties and the Lender have agreed to terminate their relationship under the Revolving Loan Agreement, all upon the terms and provisions and subject to the conditions hereinafter set forth.

     1. Payoff and Payoff Date. The Loan Parties have proposed to repay the Loans outstanding and restate the letter of credit reimbursement obligations under the Revolving Loan Agreement on September 10, 2004 (the "Proposed Payoff Date"), by the issuance of the Lender's Promissory Note in the principal amount of U.S..$764,271.00 (the "New Note"), supported by the Guaranty (as defined therein) (the "New Guaranty").

     2. Termination of Credit Availability and Release of Liens: Upon our receipt of your fully executed original copies of the New Note, the New Guaranty and this letter agreement: (a) your credit availability shall be deemed to have been forever extinguished under the Revolving Loan Agreement and you have no remaining rights under the Revolving Loan Agreement or any other Loan Instrument; (b) except as otherwise provided in sections 3(b), 3(c), 4 and 8, below, the Revolving Loan Agreement and Revolving Note are hereby deemed fully paid and satisfied (or restated and continued in the case of the letter of credit reimbursement obligations), extinguished and of no further force or effect; and (c) subject to section 4, below, any and all security interests and liens that you have heretofore granted to us under the Revolving Loan Agreement ("Collateral") are hereby released and terminated. If and to the extent requested by you, we will execute and deliver to you a termination statement under the Uniform Commercial Code for filing in each office in which any financing statement respecting the Collateral has been filed, each in such form and substance as may be acceptable to us. Any and all such actions shall be without any recourse to or representation or warranty by us whatsoever and shall be at your sole cost and expense.

     3. Release and Discharge. You acknowledge and agree that (a) you have no claim, counterclaim, injury or other cause of action or determination arising out of, or directly or indirectly related to, the Revolving Loan Agreement, any other Loan Instrument, the Collateral, the Purchase Agreement, any Purchase Document, or the maintenance, administration, enforcement or adjudication thereof, against us, any of our affiliates, successors, assigns, participants or designees, or any of our or their respective directors, officers, employees, attorneys, agents or other representatives, (b) your exculpation, indemnification and similar agreements under the Revolving Loan Agreement, together with the applicable provisions of Articles VIII and IX of the Revolving Loan Agreement, shall continue in full force and effect after the Repayment Date as and to the extent contemplated herein, and (c) this acknowledgment and release is not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any (and is in addition to each) other release, waiver, consent, acknowledgment, exculpation, indemnification or other similar term or provision of the Revolving Loan Agreement or any other Loan Instrument.

     4. Release of Claims Against Lender. Each Loan Party hereby intentionally, knowingly, expressly, unconditionally and irrevocably forever releases, discharges and acquits the Lender, each of the Lender's affiliates, successors, assigns, participants or designees, and each of their respective directors, officers, employees, attorneys, agents or other representatives, from and respecting each and every Claim or Loss (as such terms are hereinafter defined) respecting, arising under or out of, or directly or indirectly related to, any event or circumstance occurring or otherwise existing prior to the date hereof, including (without limitation) any such event or circumstance pertaining to, arising under or out of, or directly or indirectly related to, the Revolving Loan Agreement, any other Loan Instrument, the Collateral, the Stock Purchase Agreement or any other Stock Purchase Document, or the creation, maintenance, administration, enforcement or adjudication thereof. "Claim" shall mean any claim, counterclaim, right of recoupment or abatement, injury, harm, exposure, action, suit, investigation, proceeding, demand or other cause of action or determination, in each case whether known or unknown and whether now or hereafter existing, arising or determined. "Loss" shall mean any loss, damage, injury, harm, detriment, decline in value, lost opportunity, liability, Claim, settlement, judgment, award, fine, penalty, Tax (as hereinafter defined), fee, charge, cost or expense (including any disbursement, expense or reasonable fee or other reasonable amount paid to any attorney or other professional advisor and any costs of investigation), in each case whether known or unknown and whether now or hereafter existing. "Tax" shall mean (i) any tax or other governmental assessment, levy or imposition of any kind or nature, including (without limitation) (A) any income tax, franchise tax, capital gains tax, gross receipts tax, capital tax, goods and services tax, value added tax, surtax, excise tax, ad valorem tax, land or other transfer tax, stamp tax, sales tax, use or consumption tax, property tax, inventory tax, occupancy tax, employment tax, labor tax, Social Security, Medicare, Medicaid, withholding tax, payroll tax, gift tax, estate tax, inheritance tax, health or drug tax or premium, or poll tax, or (B) any Social Security, Medicare, Medicaid, insurance or other retirement, health or drug tax, assessment, levy, imposition, premium or other payment mandated by Applicable Law, or (ii) any interest, fine, penalty, fee or expense on or related to any of the foregoing; in each case whether domestic to the United States of America or foreign, whether federal, provincial, state, county or local, whenever arising or asserted, and whether or not accrued, acknowledged or contested. Each Loan Party hereby acknowledges, certifies, represents and warrants to and covenants and agrees with the Lender that: (a) as of the date hereof, none of the Loan Parties nor any of their respective directors, officers, employees, attorneys, agents or other representatives knows or has reason to know of any such Claim or Loss or any such underlying event or circumstance; (b) this release, discharge and acquittal has been given by the Loan Parties to induce the Lender to enter into this letter agreement and accept the New Note and New Guaranty and is not intended by the parties (and shall not be deemed or construed) to be any admission or evidence of any Claim against the Lender or liability on the part of the Lender or any of its representatives for any Claim or Loss; and (c) this release, discharge and acquittal is not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any (and is in addition to each) other release, waiver, consent, acknowledgment, exculpation, indemnification or other similar term or provision of the New Note and New Guaranty and of those continuing under the Revolving Loan Agreement as provided in sections 3(b) and 3(c), above.

     5. Reinstatement. In the event any payment of the Loans or other Obligations, or any part thereof, at any time is rescinded or must otherwise be restored or returned by us upon the insolvency, bankruptcy or reorganization of you or any co-obligor, guarantor, surety or pledgor under the Loan Instruments (whether by order of any court or other governmental authority, by any settlement or otherwise), then the terms and provisions of the Revolving Loan Agreement and other Loan Instruments to which you are a party shall be reinstated to the extent of the payment(s) so rescinded, restored or returned, all as though such payment had never been made.

     6. Relationship of the Loan Parties and the Lender, Etc. Each Loan Party acknowledges, certifies, represents and warrants to and covenants and agrees with the Lender that: (a) the Lender is acting solely in the capacity of lender respecting this letter; (b) the sole relationship of the Loan Parties with the Lender is that of debtor and creditor, respectively, and no term or provision of this letter agreement or any other transaction document is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary or advisory relationship with any Loan Party, any Surety or any of their respective affiliates or representatives; (c) each Loan Party is experienced in the ownership, operation and financing of its current and contemplated business, assets and properties; (d) each Loan Party has received and independently and fully reviewed and evaluated this letter agreement and the other transaction documents, the obligations and transactions contemplated hereunder and thereunder and the potential effects of such obligations and transactions on the assets, business, cash flow, expenses, income, liabilities, operations,
properties,   prospects,   reputation,
taxation and condition (financial or otherwise) of each of the Loan Parties, the Sureties and their respective affiliates, if any (each a "Business Attribute"), which review and evaluation was made together with legal counsel and (to the extent deemed prudent by such Loan Party) financial and other advisors to such Loan Party, (e) no Loan Party or Surety has received or is relying upon any oral or written advice, analysis, representation or warranty, counsel, promise or assurance of any kind whatsoever from the Lender, any of its affiliates or any of their respective officers, attorneys or other representatives (whether with respect to any Business Attribute or otherwise), including (without limitation), any tax, accounting or legal advice or counsel; (f) no Loan Party or Surety is relying upon any expertise, business acumen, industry knowledge or other guidance of any kind whatsoever of or from the Lender, any of its affiliates or any of their respective officers, attorneys or other representatives (whether with respect to any Business Attribute or otherwise), including (without limitation) any aspect of the ownership, operation, development, financing or taxation of any thereof; and (g) no counsel to the Lender has in any way provided any tax or other legal counsel, analysis, advice or assurance to, or has in any way otherwise represented, any Loan Party, any Surety or any of their respective affiliates or other representatives, whether in connection with any transaction document or otherwise, and each such counsel may rely on this clause
(g) as if directly addressed to such counsel and is an intended third party beneficiary hereof.

     7. Pay-Off Letter Terminates. If we have not received your fully executed original copies of the New Note, the New Guaranty and this letter agreement by September 13, 2004, this pay-off letter agreement shall be null and void and of no further force or effect.

     8. Miscellaneous. This letter agreement (a) may be executed in two or more counterpart copies of the entire document or of signature pages to the document,
(b) shall take effect upon execution by you and us, which execution copies may be delivered by telecopy or other electronic transmission (with hard copies to follow), (c) is a "Loan Instrument" under (and as defined in) the Revolving Loan Agreement, and (d) shall be governed by and construed in accordance with the applicable terms and provisions of the Revolving Loan Agreement as if this letter agreement were the "Agreement" referred to therein, which terms and provisions are incorporated herein by reference as if fully set forth herein (and which shall not be affected by the termination of the Revolving Loan Agreement provided above).

     If the foregoing correctly sets forth our agreement with you, please sign and return the enclosed copy of this letter to acknowledge your agreement.

                                Very truly yours,

                                SPAR INCENTIVE MARKETING, INC.


                                By: /s/ James R. Segreto
                                    --------------------------------------------
                                    James R. Segreto, Vice President, Controller

STIMULYS, INC.
     (f/k/a known as SPAR Performance Group, Inc.)

By: /s/ Thomas Hunter
    -------------------------------------
    Thomas Hunter, President


PERFORMANCE HOLDINGS, INC.


By: /s/ Thomas Hunter
    ---------------------------------------
    Thomas Hunter, President

STATE OF TEXAS     )
                   :  SS.:
COUNTY OF DALLAS   )


     On this 13th day of September, 2004, before me personally came THOMAS HUNTER, to me known, who, being by me duly sworn, did depose and say: that he resides at 2601 Wake Forest Drive, Plano, TX 75093; that he is the PRESIDENT of STIMULYS, INC., the corporation described in and which executed the above instrument; and that he (or she) signed his (or her) name thereto by order of the board of directors of said corporation.

                                     /s/ Staci B. Harper
                                     -------------------------------------------
                                        (Signature and office of individual
                                            taking acknowledgment.)




STATE OF TEXAS     )
                   :  SS.:
COUNTY OF DALLAS   )


     On this 13th day of September, 2004, before me personally came THOMAS HUNTER, to me known, who, being by me duly sworn, did depose and say: that he resides at 2601 Wake Forest Drive, Plano, TX 75093; that he is the PRESIDENT of PERFORMANCE HOLDINGS, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                     /s/ Staci B. Harper
                                     -------------------------------------------
                                        (Signature and office of individual
                                            taking acknowledgment.)




STATE OF NEW YORK          )
                           :  SS.:
COUNTY OF WESTCHESTER      )


     On this 13th day of September, 2004, before me personally came JAMES R. SEGRETO, to me known, who, being by me duly sworn, did depose and say: that he resides at 126 Middleton Place, Bronxville, New York 10708; that he is the VICE PRESIDENT, CONTROLLER of SPAR INCENTIVE MARKETING, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                     /s/ Mindy Asiedu
                                     -------------------------------------------
                                        (Signature and office of individual
                                            taking acknowledgment.)

                                  ATTACHMENT A

    PAYOFF AND RELEASE UNDER REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT
                                       AND
                                 PROMISSORY NOTE

     Notwithstanding anything to the contrary in this Promissory Note or Payoff and Release Under Revolving Loan, Guaranty and Security Agreement, the parties agree that the amount of the Promissory Note will be reduced by mutual agreement of the parties after examination of certain amounts.

The Promissory Note will be reduced by:

A. Any amount by which the General Ledger of SPAR is less than $1,301,332 on June 30, 2002 or less than $791,303 on July 31, 2004. STIMULYS will be allowed to send in auditors to verify this number and all expenses will be borne by STIMULYS. The maximum reduction for A will be $90,000.

B. Any charges for any unused line fees and Letter of Credit fees included in the Promissory Note that are not valid under the Revolving Credit, Guaranty and Security Agreement among SPAR Performance Group, Inc., Performance Holdings, Inc. and SPAR Incentive Marketing, Inc. dated as of June 30, 2002 ("the Revolving Credit Agreement"). Notwithstanding the Revolving Credit Agreement, if SPAR did not incur unused line fees and/or Letter of Credit fees with Webster bank during the same time period the Promissory Note will be reduced by any amount included for unused line fees and Letter of Credit fees. The maximum adjustment for B will be $60,000.

C. Any amount included in the Promissory Note for medical expenses paid by SPAR after July 31, 2002 for medical claims submitted prior to July 31, 2002 or for medical claims submitted by persons who elected COBRA prior to July 31, 2002 and paid monthly COBRA insurance to SPAR to the extent such amounts were included in the promissory note and to the extend that payments on behalf of people on COBRA exceeded the amounts paid to SPAR for the COBRA. The maximum adjustment for C will be $63,000.

The parties further agree that the amount to be paid in twenty days following the execution of the promissory note is $422,000. Any remaining balance in excess of (i) amount in the Promissory Note for J&G legal bills for the Texas litigation (approximately $31,000) and (ii) for the ARC Letter of Credit ($70,000) (both (i) and (ii) will be paid within 90 days of this signing of the promissory note) will be paid on the following timetable with interest at 6% per annum with interest not paid on (i) and (ii):

     a. Any amount up to $50,000 will be paid six calendar months after signing the Promissory Note;

     b. Any amount greater than $50,000 but less than $100,000 will be paid twelve months after signing the Promissory Note;
     c. Any amount over $100,000 will be paid twenty-four months after signing the Promissory Note;
     d.   Any outstanding balance may be pre-paid without penalty.


Any amounts not paid as scheduled will be charged an interest of 18% per year.